Exhibit 10.3

          Baltimore, Maryland
                                                     $10,000,000.00
          March 23, 2000

                         REVOLVING LOAN PROMISSORY NOTE


          FOR VALUE RECEIVED, the undersigned GSE SYSTEMS, INC., a Delaware corporation, GSE PROCESS SOLUTIONS, INC., a Delaware corporation, and GSE POWER SYSTEMS, INC., a Delaware corporation (collectively, BORROWERS), jointly and severally, promise to pay to the order of NATIONAL BANK OF CANADA, a Canadian chartered bank (LENDER), at its New York branch, 125 West 55th Street, New York, New York 10019, or at such other places as the holder of this Promissory Note may from time to time designate, the principal sum of Ten Million Dollars ($10,000,000.00), or so much as has been advanced to the BORROWERS as the proceeds of the LOAN, as such term is defined and described in the Loan And Security Agreement of even date herewith (as the same may be amended, modified, extended, renewed, restated, supplemented or replaced from time to time AGREEMENT between the LENDER and the BORROWERS, together with interest on the unpaid principal balance from time to time outstanding at the rate or rates specified in the AGREEMENT until paid in full and any and all other sums which may be owing to the holder of this Promissory Note by the BORROWERS pursuant to this Promissory Note, on or before the TERMINATION DATE, as such term is defined in the AGREEMENT, or such earlier date as is required by the AGREEMENT. This Promissory Note is the NOTE, as such term is defined in the AGREEMENT. The following terms shall apply to this Promissory Note.

          1. Interest Rates, Calculation Of Interest, And Terms Of Repayment. The BORROWERS, jointly and severally, promise to pay principal and all interest which accrues on the unpaid balance of this Promissory Note from the date of this Promissory Note until such time as the obligations evidenced hereunder have been paid in full, at the times and in accordance with the covenants, procedures and requirements set forth in the AGREEMENT. Interest shall accrue, be payable, and shall be calculated as set forth in the AGREEMENT. The BORROWERS, jointly and severally, further promise to pay all default interest, late payment charges, fees and other expenses, costs and payment obligations as are required by the AGREEMENT to be made by any of the BORROWERS to or for the account of the LENDER.

          2. Application Of Payments. Except as expressly provided to the contrary in the AGREEMENT, all payments made hereunder shall be applied first to late payment charges or other sums owed to the holder, next to accrued interest, and then to principal, or in such other order or proportion as the holder, in the holders sole discretion, may elect from time to time.

          3. Prepayment. The BORROWERS rights to prepay this Promissory Note shall be governed by the terms and conditions of the AGREEMENT.

          4. Rights Upon Occurrence of an Event of Default. Upon the occurrence of an EVENT OF DEFAULT, as such term is defined in the AGREEMENT, the holder of this Promissory Note shall have the following rights in addition to all other rights and remedies as are authorized by the AGREEMENT or otherwise available to the holder under applicable laws:

          4.1. Acceleration. The holder of this Promissory Note, in the holders sole discretion and without notice or demand, may accelerate and declare due and immediately owing the entire unpaid principal balance plus accrued interest and all other sums payable to the holder in accordance with the terms of any of the LOAN DOCUMENTS, as such term is defined in the AGREEMENT.

          4.2. Default Interest Rate. The holder of this Promissory Note, in the holders sole discretion and without notice or demand, may raise the rate of interest accruing on the unpaid principal balance by two (2) percentage points above the rate of interest otherwise applicable, independent of whether the holder elects to accelerate the unpaid principal balance as a result of such default, unless prior to the imposition of the default rate of interest, the BORROWERS cure such event to the satisfaction of the holder hereof. Any individual waiver of the holders right to impose the default rate of interest shall not be considered a waiver of this Section or any future right of the holder to impose the default rate of interest pursuant to this Section.

          4.3. Confession Of Judgment. Each of the BORROWERS authorizes any attorney admitted to practice before any court of record in the United States to appear on its behalf in any court in one or more proceedings, or before any clerk thereof or prothonotary, or other court official, and to confess judgment against the BORROWERS in favor of the holder of this Promissory Note in the full amount due on this Promissory Note (including principal, accrued interest and any and all charges, fees and costs) plus attorneys fees, equal to fifteen percent (15%) of the amount then due, plus court costs, all without prior notice or opportunity of the BORROWERS for prior hearing. Each of the BORROWERS agrees and consents that venue and jurisdiction shall be proper in the Circuit Court of any County of the State of Maryland or of Baltimore City, Maryland, or of the State of New York, or in the United States District Court for the District of Maryland or the United States District Court for the Southern District of New York. Each of the BORROWERS waives the benefit of any and every statute, ordinance, or rule of court which may be lawfully waived conferring upon it any right or privilege of exemption, homestead rights, stay of execution, or supplementary proceedings, or other relief from the enforcement or immediate enforcement of a judgment or related proceedings on a judgment, but without waiving any right the BORROWER may have to file a motion to open, modify or vacate a judgment by confession in accordance with Rule 2-611(c) of the Maryland Rules or the equivalent statute under New York law. The authority and power to appear for and enter judgment against any or all of the BORROWERS, jointly and severally, shall not be exhausted by one or more exercises thereof, or by any imperfect exercise thereof, and shall not be extinguished by any judgment entered pursuant thereto; such authority and power may be exercised on one or more occasions from time to time, in the same or different jurisdictions, as often as the holder shall deem necessary, convenient, or proper.

          5. Interest Rate After Judgment. If judgment is entered against any or all of the BORROWERS on this Promissory Note, the amount of the judgment entered (which may include principal, interest, fees, and costs) shall bear interest at the higher of the maximum interest rate imposed upon judgments by applicable law or the above described default interest rate, to be determined on the date of the entry of the judgment.

          6. Expenses Of Collection And Attorneys Fees. Should this Promissory Note be referred to an attorney for collection, whether or not judgment has been confessed or suit has been filed, the BORROWERS, jointly and severally, shall pay all of the holders reasonable costs, fees and expenses, including reasonable attorneys fees, resulting from such referral.

          7. Waiver of Defenses. In the event any one or more holders of this Promissory Note transfer this Promissory Note for value, each of the BORROWERS agrees that all subsequent holders of this Promissory Note who take for value and without actual knowledge of a claim or defense of any of the BORROWERS against a prior holder shall not be subject to any claims or defenses which any of the BORROWERS may have against a prior holder, all of which are waived as to the subsequent holder, and that all such subsequent holders shall have all rights of a holder in due course with respect to the BORROWERS even though the subsequent holder may not qualify, under applicable law, absent this section, as a holder in due course. The BORROWERS shall retain all rights and claims which the BORROWERS may have against prior holders despite any such transfers and the waiver of defenses provided in this section as to subsequent holders. Notwithstanding the foregoing, nothing herein shall represent the waiver by any of the BORROWERS of any defense based upon any payment hereof made to any former holder hereof prior to the BORROWERS having been notified of the transfer of this Promissory Note to any subsequent holder.

          8. Waiver Of Protest.  Each of the BORROWERS,  and all parties to this
          Promissory  Note,  whether  maker,   indorser,  or  guarantor,   waive
          presentment, notice of dishonor and protest.

          9. Extensions Of Maturity. All parties to this Promissory Note, whether maker, indorser, or guarantor, agree that the maturity of this Promissory Note, or any payment due hereunder, may be extended at any time or from time to time without releasing, discharging, or affecting the liability of such party.

          10. Manner and Method of Payment. All payments called for in this Promissory Note shall be made in lawful money of the United States of America. If made by check, draft, or other payment instrument, such check, draft, or other payment instrument shall represent immediately available funds. In the holdes discretion, any payment made by a check, draft, or other payment instrument shall not be considered to have been made until such time as the funds represented thereby have been collected by the holder. Should any payment date fall on a non-banking day, the BORROWERS shall make the payment on the next succeeding banking day

          11. Maximum Rate Of Interest. Any provision contained in any of the LOAN DOCUMENTS to the contrary notwithstanding, the holder of this Promissory Note shall not be entitled to receive or collect, nor shall the BORROWERS be obligated to pay, interest hereunder in excess of the maximum rate of interest permitted by the laws of any state determined to be applicable thereto or the laws of the United States of America applicable to loans in such applicable state or states, and if any provisions of this Promissory Note or of any of the other LOAN DOCUMENTS shall ever be construed or held to permit or require the charging, collection or payment of any amount of interest in excess of that permitted by such laws applicable thereto, the provisions of this paragraph shall control and shall override any contrary or inconsistent provision. The intention of the parties is to at all times conform strictly with all applicable usury laws, and other applicable laws regulating the rates of interest which may be lawfully charged upon the credit facility evidenced by this Promissory Note. The interest to be paid in accordance with the terms of this Promissory Note shall be held subject to reduction to the amount allowed under any usury or other laws as now or hereafter construed by the courts having jurisdiction, and any sums of money paid in excess of the interest rate allowed by law shall be applied in reduction of the principal amounts owing under this Promissory Note.

          12. Notices. Any notice or demand required or permitted by or in connection with this Promissory Note shall be given in the manner specified in the AGREEMENT for the giving of notices under the AGREEMENT. Notwithstanding anything to the contrary, all notices and demands for payment from the holder actually received in writing by the BORROWERS shall be considered to be effective upon the receipt thereof by the BORROWERS regardless of the procedure or method utilized to accomplish delivery thereof to the BORROWERS.

          13. Assignability. This Promissory Note may be assigned by the LENDER or any holder at any time or from time to time without notice to or consent from the BORROWERS.

          14. Binding Nature. This Promissory Note shall inure to the benefit of and be enforceable by the LENDER and the LENDERS successors and assigns and any other person to whom the LENDER or any holder may grant an interest in the BORROWERS obligations hereunder, and shall be binding and enforceable against any or all of the BORROWERS and the BORROWERS respective successors and assigns.

          15. Invalidity Of Any Part. If any provision or part of any provision of this Promissory Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Promissory Note and this Promissory Note shall be construed as if such invalid, illegal or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality, or unenforceability.

          16. Choice Of Law. The laws of the State of New York (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this Promissory Note and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this Promissory Note and its various provisions and the consequences and legal effect of all transactions and events which resulted in the issuance of this Promissory Note or which occurred or were to occur as a direct or indirect result of this Promissory Note having been executed.

          17. Consent To Jurisdiction; Agreement As To Venue. Each of the BORROWERS irrevocably consents to the non-exclusive jurisdiction of the courts of the State of New York and the State of Maryland and of the United States District Courts for the Southern District of New York and the District of Maryland, if a basis for federal jurisdiction exists. Each of the BORROWERS agrees that venue shall be proper in any circuit court of the State of New York or the State of Maryland selected by the LENDER or in the United States District Court for the Southern District of New York or the District of Maryland (as selected by the LENDER if a basis for federal jurisdiction exists and waives any right to object to the maintenance of a suit in any of the state or federal courts of the State of New York or the State of Maryland on the basis of improper venue or of inconvenience of forum.

          18. Unconditional Obligations. The BORROWERS obligations under this Promissory Note shall be the joint and several, absolute and unconditional duty and obligation of each of the BORROWERS and shall be independent of any rights of set-off, recoupment or counterclaim which any of the BORROWERS might otherwise have against the holder of this Promissory Note. The BORROWERS, jointly and severally, shall pay absolutely the payments of principal, interest, fees and expenses required hereunder, free of any deductions and without abatement, diminution or set-off.

          19. Seal and Effective Date. This Promissory Note is an instrument executed under seal and is to be considered effective and enforceable as of the date set forth on the first page hereof, independent of the date of actual execution and delivery

          20. Tense; Gender; Defined Terms; Section Headings. As used herein, the singular includes the plural and the plural includes the singular. A reference to any gender also applies to any other gender. Defined terms are entirely capitalized throughout. The section headings are for convenience only and are not part of this Promissory Note.

          21. Actions Against Lender. Any action brought by any of the BORROWERS against the LENDER which is based, directly or indirectly, on this Promissory Note or any matter in or related to this Promissory Note, including but not limited to the making of the loan evidenced hereby or the administration or collection thereof, shall be brought only in the courts of the State of New York or, if the LENDER has instituted action against any or all of the BORROWERS in such courts, the courts of the State of Maryland. The BORROWERS agree that any forum other than the State of New York or the State of Maryland is an inconvenient forum and that a suit brought by the BORROWERS against the LENDER in a court of any state other than the State of New York or the State of Maryland should be forthwith dismissed or transferred to a court located in the State of New York or, if the LENDER has instituted action against the BORROWERS in such state, the State of Maryland, by that Court.

          22. Waiver Of Jury Trial. Each of the BORROWERS (by execution of this Promissory Note) and the LENDER (by acceptance of this Promissory
          Note) agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by or against any or all of the BORROWERS or the LENDER, or any successor or assign any or all of the BORROWERS or the LENDER, on or with respect to this Promissory Note or any of the other LOAN DOCUMENTS, or which in any way relates, directly or indirectly, to the obligations of the BORROWERS to the LENDER under this Promissory Note or any of the other LOAN DOCUMENTS, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. THE BORROWERS AND THE LENDER HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING.
          IN WITNESS WHEREOF, each of the BORROWERS has duly executed this Promissory Note under seal as of the date first above written.

          WITNESS/ATTEST:                      GSE SYSTEMS, INC.

          _________________          By:      ____________________________(SEAL)
                                                 Jeffery G. Hough,
                                               Senior Vice President

                                              GSE PROCESS SOLUTIONS, INC.



         __________________          By:      ____________________________(SEAL)
                                                Jeffery G. Hough,
                                               Senior Vice President



                                                     GSE POWER SYSTEMS, INC.


          _________________          By:
                                              ____________________________(SEAL)
                                                    Jeffery G. Hough,
                                                 enior Vice President






                                 ACKNOWLEDGMENTS

          STATE OF MARYLAND, CITY/COUNTY OF BALTIMORE, TO WIT:

          I HEREBY CERTIFY that on this ______ day of March, 2000, before me, the undersigned Notary Public of the State of Maryland, personally appeared Jeffrey G. Hough, and acknowledged himself to be the Senior Vice President of GSE SYSTEMS, INC., a Delaware corporation, and that he, as such, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of GSE SYSTEMS, INC., by himself as Senior Vice President.

          IN WITNESS MY Hand and Notarial Seal.


                                               ___________________________(SEAL)
                                                  NOTARY PUBLIC
My Commission Expires:
______________________

STATE OFMARYLAND, CITY/COUNTY OF BALTIMORE, TO WIT:

          I HEREBY CERTIFY that on this ______ day of March, 2000, before me, the undersigned Notary Public of the State of Maryland, personally appeared Jeffery G. Hough, and acknowledged himself to be the Senior Vice President of GSE PROCESS SOLUTIONS, INC., a Delaware corporation, and that he, as such, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of GSE PROCESS SOLUTIONS, INC. by himself as Senior Vice President.

         IN WITNESS MY Hand and Notarial Seal.

                                               ___________________________(SEAL)
                                                     NOTARY PUBLIC
My Commission Expires:
______________________

                                                   ACKNOWLEDGMENT

          STATE OF MARYLAND, CITY/COUNTY OF BALTIMORE, TO WIT:

          I HEREBY CERTIFY that on this ______ day of March, 2000, before me, the undersigned Notary Public of the State of Maryland, personally appeared Jeffrey G. Hough, and acknowledged himself to be the Senior Vice President of GSE POWER SYSTEMS, INC., a Delaware corporation, and that he, as such, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of GSE POWER SYSTEMS, INC., by himself as Senior Vice President.

          IN WITNESS MY Hand and Notarial Seal.

                                               ___________________________(SEAL)
                                                    NOTARY PUBLIC
My Commission Expires:
______________________